UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2013

CLEARBRIDGE

ENERGY MLP & INFRASTRUCTURE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide capital appreciation and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Energy MLP & Infrastructure Fund for the period since the Fund’s inception on August 30, 2013 through October 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

II	ClearBridge Energy MLP & Infrastructure Fund

Investment commentary

This Investment Commentary covers the Fund’s initial reporting period (the Fund’s inception on August 30, 2013 through October 31, 2013).

Economic review

The U.S. economy continued to grow over the period from the Fund’s inception on August 30, 2013 through October 31, 2013 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. In contrast, GDP growth was 2.5% for the second quarter of 2013. Strong growth was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth, released after the reporting period ended, was 2.8%. Stronger growth was driven, in part, by a deceleration in imports and increased private inventory investment and state and local government spending.

In the U.S. job market, unemployment remained elevated during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.3%. Unemployment fell to 7.2% in September 2013, its lowest reading since November 2008. Unemployment then ticked up to 7.3% in October. The workforce participation rate, which was 62.8% in October, was the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 3.2% on a seasonally adjusted basis in October 2013 versus the previous month, but were 6.0% higher than in October 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,500 in October 2013, up 12.8% from October 2012. This marked the eleventh consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in October 2013 was 1.8% lower than the previous month at a 5.0 month supply at the current sales pace and was 0.9% higher than in October 2012.

The manufacturing sector continued to expand during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after a reading of 55.7 in August, it rose to 56.2 in September (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then rose to 56.4 in October, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as

ClearBridge Energy MLP & Infrastructure Fund	III

Investment commentary (cont’d)

the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Energy MLP & Infrastructure Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in energy infrastructure investments. The Fund invests in a portfolio of energy infrastructure investments, including master limited partnerships (“MLPs”), “I-Shares” issued by affiliates of MLPs, which represent an indirect ownership of MLP limited partnership interests, general partners of MLPs, fixed income securities, equity securities and equity related securities, including common stocks, preferred stocks, convertible stocks and other securities convertible into equity securities, of companies providing, building or maintaining energy infrastructure and/or energy infrastructure related services throughout the energy delivery supply chain. Such energy infrastructure companies may be involved in extraction (e.g., oil drilling services), mid-stream activities (e.g., transporting or processing energy assets), storage or other related activities and include energy related utilities companies.

The Fund may invest up to 25% of its total assets directly in securities of MLPs that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships (“QPTPs”). This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. The Fund may invest in issuers with any market capitalization. The Fund may invest up to 50% of its net assets in foreign securities. The Fund may also invest in securities of issuers in emerging market countries.

The Fund may seek to generate current income from short-term gains earned through a derivative strategy using options, which may consist of writing (selling) call options on equity securities in its portfolio (“covered calls”) and on broader equity market indexes, or writing (selling) put options on such securities or indexes. The Fund may invest up to 20% of its net assets in options on equity securities and equity market indexes. The Fund may also enter into various other derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, forward foreign currency contracts and currency swaps.

The Fund may invest up to 20% of its assets in fixed income securities of any credit quality, including securities rated below investment grade or, if unrated, that we deem to be of comparable quality.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Between the Fund’s inception on August 30, 2013 and its fiscal year-end on October 31, 2013, the Alerian MLP Indexi rose 4.0%, while the S&P 500 Indexii increased 7.9%. MLP stocks have appeared range-bound recently as interest rates have fluctuated in response to each Federal Reserve Board (“Fed”)iii announcement. The MLP industry could experience volatility as we await a transparent tapering timeline, and as investors waffle over the pros and cons related to monetary tightening.

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. We maintain a constructive outlook on the MLP and energy infrastructure industry and continue to find valuations relatively attractive. Over the short term, MLP securities could continue to experience volatility if interest rates prove to be volatile, but over the intermediate to longer term, we believe the industry is well positioned. These stocks should be driven by long-term growth stemming from the U.S. energy revolution which is driving substantial infrastructure expansion. The MLP sector is currently in the midst of a large capital expenditure cycle and with many projects coming on line in the next 6-12 months, in our view, meaningful cash flow growth should follow. Our investment case in the asset class remains intact, and we expect the portfolio to benefit as the North American energy renaissance continues to play out. We believe that this growth story is a secular growth story, not a cyclical story, and we are investing accordingly.

Performance review

For the period since inception on August 30, 2013 through October 31, 2013, Class IS shares of ClearBridge Energy MLP & Infrastructure Fund returned 5.80%. The S&P 500 Index returned 7.88% for the same period. The Lipper Energy MLP Funds Category Average1 returned 3.99% over the same time frame.

Performance Snapshot as of October 31, 2013 (unaudited)
Since Fund Inception*
ClearBridge Energy MLP & Infrastructure Fund:
Class I	5.70%
Class IS	5.80%
S&P 500 Index	7.88%
Lipper Energy MLP Funds Category Average[1]	3.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

Share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund’s inception date is August 30, 2013.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 73 funds in the Fund’s Lipper category.

2	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 30, 2013, the gross total annual operating expense ratio for Class I and Class IS shares were 6.86% and 6.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets is not expected to exceed 1.25% for Class I shares and 1.15% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an individual stock basis, the leading contributors to performance for the period included our holdings in Crosstex Energy, Enterprise Product Partners LP, Targa Resources, Access Midstream Partners LP and Spectra Energy.

Q. What were the leading detractors from performance?

A. On an individual stock basis, the leading detractors from performance for the period included our holdings in Kinder Morgan, Cameron International, The Williams Companies, Plains All American Pipeline LP and Ensco PLC.

Q. Were there any significant changes to the Fund during the reporting period?

A. As the Fund’s inception date was August 30, 2013, there were significant changes to the Fund’s portfolio as we were making numerous purchases to get the Fund fully invested.

Thank you for your investment in ClearBridge Energy MLP & Infrastructure Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Chris Eades

Portfolio Manager

ClearBridge Investments, LLC

November 23, 2013

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	3

Fund overview (cont’d)

RISKS: Equity and equity related securities are subject to price fluctuation and possible loss of principal. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. To the extent the Fund invests in fixed income, these securities are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rates risks. As interest rates rise, the value of fixed income securities falls. Because this Fund expects to hold a concentrated portfolio of securities, and invests in certain regions or industries, it has increased vulnerability to market volatility. As a non-diversified fund, it can invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Williams Cos. Inc. (7.7%), Kinder Morgan Inc. (7.3%), Enterprise Products Partners LP (6.8%), Spectra Energy Corp. (4.6%), Plains GP Holdings LP, Class A Shares (4.3%), Targa Resources Corp. (3.7%), CenterPoint Energy Inc. (3.5%), Koninklijke Vopak NV (3.1%), Teekay Corp. (3.1%) and ONEOK Inc. (3.1%). Please refer to pages 9 through 10 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2013 were: Energy (49.3%), Utilities (18.5%), Diversified Energy Infrastructure (16.0%), Liquids Transportation & Storage (5.3%) and Gathering/Processing (5.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

4	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and does not include derivatives such as written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2013 and held for the period ended October 31, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
Class I4	5.70%	$1,000.00	$1,057.00	1.25%	$2.08	Class I	5.00%	$1,000.00	$1,018.90	1.25%	$6.36
Class IS4	5.80	1,000.00	1,058.00	1.15	1.91	Class IS	5.00	1,000.00	1,019.41	1.15	5.85

6	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

[1]	For the period August 30, 2013 (inception date) to October 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (59), then divided by 365.

[4]	For the six months ended October 31, 2013.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	7

Fund performance (unaudited)

Average annual total returns
	Class I†	Class IS†
Inception* through 10/31/13	5.70%	5.80%

Cumulative total returns
Class I (Inception date of 8/30/13 through 10/31/13)	5.70%
Class IS (Inception date of 8/30/13 through 10/31/13)	5.80

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

*	Inception date for Class I and IS shares is August 30, 2013.

8	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

Schedule of investments

October 31, 2013

ClearBridge Energy MLP & Infrastructure Fund

Security	Shares	Value
Common Stocks — 67.8%
Energy — 49.3%
Energy Equipment & Services — 2.2%
Cameron International Corp.	1,310	$71,867	*
Oil, Gas & Consumable Fuels — 47.1%
Anadarko Petroleum Corp.	820	78,138
Chevron Corp.	250	29,990
ConocoPhillips	450	32,985
Crosstex Energy Inc.	3,030	92,991
Enbridge Inc.	1,470	63,783
Kinder Morgan Inc.	6,540	230,927
Koninklijke Vopak NV	1,620	99,739
Occidental Petroleum Corp.	680	65,334
Royal Dutch Shell PLC, ADR	1,150	76,659
Spectra Energy Corp.	4,080	145,126
Targa Resources Corp.	1,510	117,116
Teekay Corp.	2,260	98,152
Total SA, ADR	730	44,661
TransCanada Corp.	1,730	78,040
Williams Cos. Inc.	6,840	244,256
Total Oil, Gas & Consumable Fuels		1,497,897
Total Energy		1,569,764
Utilities — 18.5%
Electric Utilities — 5.4%
American Electric Power Co. Inc.	700	32,788
Edison International	650	31,869
NextEra Energy Inc.	370	31,358
Northeast Utilities	730	31,310
Portland General Electric Co.	1,560	44,772
Total Electric Utilities		172,097
Gas Utilities — 7.5%
ONEOK Inc.	1,730	97,745
Questar Corp.	2,030	48,030
UGI Corp.	2,260	93,496
Total Gas Utilities		239,271
Multi-Utilities — 5.6%
CenterPoint Energy Inc.	4,560	112,176
OGE Energy Corp.	840	30,996

See Notes to Financial Statements.

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	9

Schedule of investments (cont’d)

October 31, 2013

ClearBridge Energy MLP & Infrastructure Fund

Security	Shares	Value
Multi-Utilities — continued
Sempra Energy	360	$32,810
Total Multi-Utilities		175,982
Total Utilities		587,350
Total Common Stocks (Cost — $2,051,743)		2,157,114

	Shares/ Units
Master Limited Partnerships — 29.0%
Diversified Energy Infrastructure — 16.0%
Energy Transfer Equity LP	1,400	94,626
Energy Transfer Partners LP	1,150	60,915
Enterprise Products Partners LP	3,420	216,418
Plains GP Holdings LP, Class A Shares	6,200	138,198	*
Total Diversified Energy Infrastructure		510,157
Gathering/Processing — 5.2%
Access Midstream Partners LP	1,430	76,562
MarkWest Energy Partners LP	1,220	90,622
Total Gathering/Processing		167,184
Global Infrastructure — 2.2%
Brookfield Infrastructure Partners LP	1,750	68,897
Liquids Transportation & Storage — 5.3%
Buckeye Partners LP	1,270	85,433
Magellan Midstream Partners LP	1,370	82,255
Total Liquids Transportation & Storage		167,688
Refining — 0.3%
Western Refining Logistics LP	440	10,802	*
Total Master Limited Partnerships (Cost — $866,215)		924,728
Total Investments — 96.8% (Cost — $2,917,958#)		3,081,842
Other Assets in Excess of Liabilities — 3.2%		100,566
Total Net Assets — 100.0%		$3,182,408

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $2,917,958.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

10	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

Statement of assets and liabilities

October 31, 2013

Assets:
Investments, at value (Cost — $2,917,958)	$3,081,842
Cash	59,456
Receivable from investment manager	41,752
Receivable for Fund shares sold	20,000
Dividends receivable	10,055
Prepaid expenses	41,079
Deferred offering costs	81,374
Total Assets	3,335,558

Liabilities:
Payable for offering costs	66,068
Payable for Fund shares repurchased	20,000
Payable for organization costs	8,211
Foreign currency overdraft, at value (Cost — $647)	649
Trustees’ fees payable	41
Accrued expenses	58,181
Total Liabilities	153,150
Total Net Assets	$3,182,408

Net Assets:
Par value (Note 6)	$3
Paid-in capital in excess of par value	3,007,838
Accumulated net investment income	9,273
Accumulated net realized gain on investments and foreign currency transactions	1,418
Net unrealized appreciation on investments and foreign currencies	163,876
Total Net Assets	$3,182,408

Shares Outstanding:
Class A	946
Class C	946
Class I	298,080
Class IS	1,000

Net Asset Value:
Class A (and redemption price)	$10.57
Class C*	$10.57
Class I (and redemption price)	$10.57
Class IS (and redemption price)	$10.58
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.21

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	11

Statement of operations

For the Period Ended October 31, 2013†

Investment Income:
Dividends and distributions	$17,942
Return of capital (Note 1(g))	(4,342)
Net Dividends and distributions	13,600
Interest	6
Less: Foreign taxes withheld	(276)
Total Investment Income	13,330

Expenses:
Audit and tax	40,738
Offering costs	18,640
Shareholder reports	8,429
Organization expenses	8,211
Investment management fee (Note 2)	4,965
Excise tax (Note 1)	4,683
Legal fees	4,097
Registration fees	3,691
Transfer agent fees (Note 5)	617
Custody fees	562
Fund accounting fees	503
Trustees’ fees	70
Miscellaneous expenses	390
Total Expenses	95,596
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(89,391)
Net Expenses	6,205
Net Investment Income	7,125

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	1,418
Foreign currency transactions	(11)
Net Realized Gain	1,407
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	163,884
Foreign currencies	(8)
Change in Net Unrealized Appreciation (Depreciation)	163,876
Net Gain on Investments and Foreign Currency Transactions	165,283
Increase in Net Assets from Operations	$172,408

†	For the period August 30, 2013 (inception date) to October 31, 2013.

See Notes to Financial Statements.

12	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

Statement of changes in net assets

For the Period Ended October 31,	2013†

Operations:
Net investment income	$7,125
Net realized gain	1,407
Change in net unrealized appreciation (depreciation)	163,876
Increase in Net Assets From Operations	172,408

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	3,030,000
Cost of shares repurchased	(20,000)
Increase in Net Assets From Fund Share Transactions	3,010,000
Increase in Net Assets	3,182,408

Net Assets:
Beginning of period	—
End of period*	$3,182,408
* Includes accumulated net investment income of:	$9,273

†	For the period August 30, 2013 (inception date) to October 31, 2013.

See Notes to Financial Statements.

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2013[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.02
Net realized and unrealized gain	0.55
Total income from operations	0.57

Net asset value, end of period	$10.57
Total return[3]	5.70%

Net assets, end of period (000s)	$3,152

Ratios to average net assets:
Gross expenses[4]	19.25%
Net expenses[4,5,6,7]	1.25
Net investment income[4]	1.43

Portfolio turnover rate	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

14	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2013[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.03
Net realized and unrealized gain	0.55
Total income from operations	0.58

Net asset value, end of period	$10.58
Total return[3]	5.80%

Net assets, end of period (000s)	$11

Ratios to average net assets:
Gross expenses[4]	21.23%
Net expenses[4,5,6,7]	1.15
Net investment income[4]	1.55

Portfolio turnover rate	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	15

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Energy MLP & Infrastructure Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The inception date for Class A and Class C shares is October 31, 2013, Those shares are not reflected in the financial highlights as there was no activity in Class A and Class C shares during the period other than initial investment.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

16	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	17

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$2,157,114	—	—	$2,157,114
Master limited partnerships	924,728	—	—	924,728
Total investments	$3,081,842	—	—	$3,081,842

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

18	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Master limited partnerships. The Fund may invest up to 25% of the value of its total net assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	19

Notes to financial statements (cont’d)

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the period ended October 31, 2013, the Fund estimated that approximately 24.20% of the MLP distributions received by the Fund would be treated as a return of capital.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions are declared and paid on a quarterly basis to shareholders of the Fund and are recorded on ex-dividend date. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs. The Fund intends to distribute the cash received from MLPs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

20	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

The Fund may invest in up to 25% of its total assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$2,159	—	$(2,159)
(b)	(11)	$11	—

(a)	Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund, non-deductible offering costs and non-deductible reorganization costs for tax purposes.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	21

Notes to financial statements (cont’d)

Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.60%, 2.35%, 1.25% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the period ended October 31, 2013, fees waived and/or expenses reimbursed amounted to $89,391.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended October 31, 2013, LMIS and its affiliates did not retain any sales charges on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2013, there were no CDSCs paid to LMIS and its affiliates.

22	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

As of October 31, 2013, Legg Mason and its affiliates owned 100% of The Fund.

3. Investments

During the period ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,232,685
Sales	311,804

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$188,405
Gross unrealized depreciation	(24,521)
Net unrealized appreciation	$163,884

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended October 31, 2013, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the period ended October 31, 2013, class specific expenses were as follows:

Transfer Agent Fees[1]
Class I2	$582
Class IS2	35
Total	$617

[1]	The inception date of Class A and Class C shares is October 31, 2013. These classes are not reflected in the table.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

For the period ended October 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements[1]
Class I2	$89,059
Class IS2	332
Total	$89,391

[1]	The inception date of Class A and Class C shares is October 31, 2013. These classes are not reflected in the table.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	23

Notes to financial statements (cont’d)

6. Shares of beneficial interest

At October 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended October 31, 2013
	Shares	Amount
Class A1
Shares sold	946	$10,000
Net increase	946	$10,000

Class C1
Shares sold	946	$10,000
Net increase	946	$10,000

Class I2
Shares sold	299,972	$3,000,000
Shares repurchased	(1,892)	(20,000)
Net increase	298,080	$2,980,000

Class IS2
Shares sold	1,000	$10,000
Net increase	1,000	$10,000

[1]	For the period October 31, 2013 (inception date).

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

7. Income tax information and distributions to shareholders

Subsequent to the period year end, the Fund has made the following distributions per share:

Record Date Payable Date	Short-Term Capital Gains
12/11/2013 12/12/2013	$0.00409

The Fund did not make any distributions during the period ended October 31, 2013.

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$14,057
Other book/tax temporary differences(a)	(3,366)
Unrealized appreciation (depreciation)	163,876
Total accumulated earnings (losses) — net	$174,567

(a)	Other book/tax temporary differences are attributable primarily to differences in the timing of the deductibility of various expenses.

24	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report	25

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Energy MLP & Infrastructure Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from August 30, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Energy MLP & Infrastructure Fund as of October 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 30, 2013 to October 31, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2013

26	ClearBridge Energy MLP & Infrastructure Fund 2013 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At meetings of the Trust’s Board of Trustees, the Board considered the initial approval for a two-year period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the services to be provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its prospective shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services to be provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds in the Legg Mason fund complex, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services to be provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own

ClearBridge Energy MLP & Infrastructure Fund	27

Board approval of management and subadvisory agreements (unaudited) (cont’d)

expanded compliance programs and the compliance program to be implemented for the Fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight to be provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board also referred to information regarding the fees the Manager and ClearBridge charged any of their respective U.S. clients investing primarily in an asset class similar to that proposed for the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager provided information which described the significant differences in the scope of services

28	ClearBridge Energy MLP & Infrastructure Fund

provided to investment companies, such as the Fund, and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s proposed distribution arrangements, including how amounts to be received by the Fund’s distributor would be expended, and the estimated fees to be received and estimated expenses to be incurred in connection with such arrangements by affiliates of the Manager. Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee with those of a group of comparable funds, which showed that the Fund’s Contractual Management Fee was competitive with the management fees paid by such other funds. The Board also noted that the Manager had contractually agreed to waive fees and/or reimburse the Fund’s expenses if such expenses exceed certain amounts and that such arrangement would continue until December 31, 2014.

Economies of scale

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Agreements.

Other benefits to the Manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge Energy MLP & Infrastructure Fund	29

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Energy MLP & Infrastructure Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

30	ClearBridge Energy MLP & Infrastructure Fund

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

ClearBridge Energy MLP & Infrastructure Fund	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

32	ClearBridge Energy MLP & Infrastructure Fund

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge Energy MLP & Infrastructure Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

34	ClearBridge Energy MLP & Infrastructure Fund

Additional Officers cont’d
Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

ClearBridge Energy MLP & Infrastructure Fund	35

ClearBridge

Energy MLP & Infrastructure Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller President

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Energy MLP & Infrastructure Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Energy MLP & Infrastructure Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Energy MLP & Infrastructure Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX016047 12/13 SR13-2091

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2012 and October 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $1,215,710 in 2012 and $342,952 in 2013

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $11,000 in 2012 and $29,411 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $65,500 in 2012 and $83,650 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	December 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	December 23, 2013